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                                                                       Exhibit 1

                             JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of Nobel Learning Communities, Inc., and further agree that this Agreement shall be included as an Exhibit to such joint filings.

            The undersigned further agree that each party hereto is responsible for timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

            This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

            In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement this 10th day of September, 2003.

                              KU LEARNING, L.L.C.,
                              a Delaware limited liability company

                                         /s/ STANLEY E. MARON
                              --------------------------------------------------
                              By:  Stanley E. Maron
                              Its:  Assistant Secretary


                              KNOWLEDGE UNIVERSE, L.L.C.,
                              a Delaware limited liability company

                                         /s/ STANLEY E. MARON
                              --------------------------------------------------
                              By:  Stanley E. Maron
                              Its:  Secretary


                              ET HOLDINGS, L.L.C.,
                              a Delaware limited liability company

                                         /s/ STANLEY E. MARON
                              --------------------------------------------------
                              By:  Stanley E. Maron
                              Its:  Assistant Secretary


                              ET CONSOLIDATED, L.L.C.,
                              a Delaware limited liability company

                                         /s/ STANLEY E. MARON
                              --------------------------------------------------
                              By:  Stanley E. Maron
                              Its:  Assistant Secretary
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                              HAMPSTEAD ASSOCIATES, L.L.C.,
                              a Delaware limited liability company

                              By: RIDGEVIEW ASSOCIATES, LLC,
                                  a California limited liability company
                              Its:  Manager

                                         /s/ LOWELL J. MILKEN
                              --------------------------------------------------
                              By:  Lowell J. Milken
                              Its:  Manager


                              MOLLUSK HOLDINGS, L.L.C.,
                              a California limited liability company

                              By: CEPHALOPOD CORPORATION
                              Its:  Member

                                         /s/ PHILIP B. SIMON
                              --------------------------------------------------
                              By:  Philip B. Simon
                              Its:  President


                              CEPHALOPOD CORPORATION,
                              a California Corporation

                                         /s/ PHILIP B. SIMON
                              --------------------------------------------------
                              By:  Philip B. Simon
                              Its:  President


                              LAWRENCE INVESTMENTS, LLC,
                              a California limited liability company

                                         /s/ PHILIP B. SIMON
                              --------------------------------------------------
                              By:  Philip B. Simon
                              Its:  President


                              RIDGEVIEW ASSOCIATES, LLC,
                              a California limited liability company

                                         /s/ LOWELL J. MILKEN
                              --------------------------------------------------
                              By:  Lowell J. Milken
                              Its:  Manager


                                         /s/ MICHAEL R. MILKEN
                              --------------------------------------------------
                              Michael R. Milken, an individual
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                                         /s/ LOWELL J. MILKEN
                              --------------------------------------------------
                              Lowell J. Milken, an individual


                                         /s/ LAWRENCE J. ELLISON
                              --------------------------------------------------
                              Lawrence J. Ellison, an individual
                              by Philip B. Simon his attorney-in-fact


                              BLESBOK LLC,
                              a Delaware limited liability company

                                         /s/ STANLEY E. MARON
                              --------------------------------------------------
                              By:  Stanley E. Maron
                              Its:  Secretary